UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 30, 2009
Ormat Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32347 (Commission File Number)	No. 88-0326081 (I.R.S. Employer Identification No.)

6225 Neil Road, Reno, Nevada	89511-1136
(Address of Principal Executive Offices)	(Zip Code)
(775) 356-9029
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 1.01  Entry into a Material Definitive Agreement.
Item 7.01.  Regulation FD Disclosure.
Item 9.01.  Financial Statements and Exhibits.
Signatures
Exhibit Index

Exhibit 10.1.13	Membership Interest Purchase Agreement, dated as of October 30, 2009, by and among Lehman-OPC LLC, Ormat Nevada Inc. and OPC LLC.

Exhibit 99.1	Press Release of Registrant dated November 3, 2009 is being furnished pursuant to Item 7.01.

INFORMATION TO BE INCLUDED IN THE REPORT
Item 1.01. Entry into a Material Definitive Agreement.
On October 30, 2009, Ormat Technologies, Inc.’s (the “Registrant”) wholly-owned subsidiary, Ormat Nevada Inc. (“Ormat Nevada”), entered into a Membership Interest Purchase Agreement (the “Agreement”), dated as of October 30, 2009, with Lehman-OPC LLC (“Lehman-OPC”) and OPC LLC, pursuant to which Ormat Nevada purchased from Lehman-OPC all of the Class B membership interests in OPC LLC held by Lehman-OPC for a purchase price of $18.5 million. As a result of the acquisition, Ormat Nevada will hold 300 of the 1,000 outstanding Class B membership interests of OPC LLC, as well as all of the 1,000 outstanding Class A membership interests of OPC LLC previously held.
The purchase from Lehman-OPC, an affiliate of Lehman Brothers Inc., of all of its Class B membership interests was concluded on October 30, 2009 pursuant to a right of first offer in favor of each of the members of OPC LLC under its limited liability company agreement. OPC LLC was initially established by Ormat Nevada to hold its Desert Peak 2, Steamboat Hills, Galena 2, and Galena 3 geothermal power projects (all located in Nevada) jointly with Morgan Stanley Geothermal LLC, an affiliate of Morgan Stanley & Co. Incorporated, and Lehman-OPC, as institutional equity investors. Morgan Stanley Geothermal LLC continues to hold 700 of the 1,000 outstanding Class B membership interests of OPC LLC.
Ormat Nevada will continue to operate and maintain the projects and will continue to receive initially all of the distributable cash flow generated by the projects until it gets back the capital it has invested in the projects. In addition, Ormat Nevada will now also have the economic, voting and other rights associated with the acquired Class B membership interests under OPC LLC’s limited liability company agreement. OPC LLC’s limited liability company agreement was filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K on June 13, 2007, which is incorporated by reference herein.
The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement attached hereto as Exhibit 10.1.13 and incorporated by reference herein.
Item 7.01. Regulation FD Disclosure.
On November 3, 2009, the Registrant issued a press release announcing that Ormat Nevada entered into the Agreement and concluded the purchase of all of the Class B membership interests held by Lehman-OPC. A copy of the Registrant’s press release is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference. Pursuant to general instruction B.2 to Form 8-K, the information furnished pursuant to Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
10.1.13	Membership Interest Purchase Agreement, dated as of October 30, 2009, by and among Lehman-OPC LLC, Ormat Nevada Inc. and OPC LLC.

99.1	Press Release of Registrant dated November 3, 2009 is being furnished pursuant to Item 7.01.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORMAT TECHNOLOGIES, INC.
By:	/s/ Yehudit Bronicki
	Name:	Yehudit Bronicki
	Title:	Chief Executive Officer

Date: November 3, 2009

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

10.1.13	Membership Interest Purchase Agreement, dated as of October 30, 2009, by and among Lehman-OPC LLC, Ormat Nevada Inc. and OPC LLC.

99.1	Press Release of Registrant dated November 3, 2009 is being furnished pursuant to Item 7.01.

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